Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made verbally or by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of March 15, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of March 15, 2004

		Water				Estimated
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Availability	Comments

Gulf of Mexico Jackups
ENSCO 55	F&G 780 Mod II	300	Bois D'Arc	High 20's	Gulf of Mexico	Apr. 04	Disposition pending - estimated May 04
ENSCO 60	Levingston 111-C	300	Energy Partners	Mid 30's	Gulf of Mexico	Apr. 04
ENSCO 64	MLT Enhn. 53-S	350	Dominion	Mid 40's	Gulf of Mexico	Mar. 04
ENSCO 67	MLT 84-S	400	Stone Energy	Low 30's	Gulf of Mexico	Mar. 04	May 04 move to Singapore shipyard to Q1 05
ENSCO 68	MLT Enhn. 84-C	400	Shipyard		Gulf of Mexico	Nov. 04
ENSCO 69	MLT 84-S	400	Stone Energy	High 30's	Gulf of Mexico	Jun. 04
ENSCO 74	MLT Enhn. 116-C	400	BP	Mid 50's	Gulf of Mexico	Apr. 04
ENSCO 75	MLT Super 116-C	400	Spinnaker	Mid 40's	Gulf of Mexico	Jun. 04
ENSCO 81	MLT 116-C	350	BP	High 40's	Gulf of Mexico	Apr. 04
ENSCO 82	MLT 116-C	350	ChevronTexaco	Low 50's	Gulf of Mexico	Apr. 04
ENSCO 83	MLT 82 SD-C	250	Hunt Oil	Low 30's	Gulf of Mexico	Mar. 04
ENSCO 84	MLT 82 SD-C	250	Forest Oil	Low 30's	Gulf of Mexico	Apr. 04
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	May 04	Market rate, well to well
ENSCO 87	MLT 116-C	350	Mission Resources	Mid 30's	Gulf of Mexico	Mar. 04
ENSCO 88	MLT 82 SD-C	250	Hunt Petroleum	Mid 30's	Gulf of Mexico	Mar. 04	Next to shipyard to Aug. 04
ENSCO 89	MLT 82 SD-C	250	Apache	Mid 30's	Gulf of Mexico	Apr. 04
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	Mid 30's	Gulf of Mexico	Apr. 04
ENSCO 93	MLT 82 SD-C	250	Westport	Mid 30's	Gulf of Mexico	Apr. 04	May 04 move to Middle East shipyard to Sep. 04
ENSCO 95	Hitachi C-250	250	Hunt Petroleum	Mid 30's	Gulf of Mexico	Apr. 04	May 04 move to Middle East shipyard to Oct. 04
ENSCO 98	MLT 82 SD-C	250	Stone Energy	Low 30's	Gulf of Mexico	Mar. 04
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Apr. 04	Market rate, well to well
ENSCO 105	KFELS MOD V	400	Millennium	Low 40's	Gulf of Mexico	May 04
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Available		Gulf of Mexico	Mar. 04	Previously anticipated 30-day contract was executed, but could not be commenced due to well permitting problems encountered by the operator. Rig is currently being marketed, but may be moved to a shipyard to accelerate regulatory drydocking.
Platform Rigs
ENSCO 23	2000 HP API		Available		Gulf of Mexico	Mar. 04	Disposition pending - estimated May 04
ENSCO 24	2000 HP API		Available		Gulf of Mexico	Mar. 04	Disposition pending - estimated May 04
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Apr. 04
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Mar. 04
ENSCO 29	3000 HP API		Available		Gulf of Mexico	Mar. 04
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 50's	Denmark	May 04	Market rate, well to well
ENSCO 71	Hitachi K1032N	225	DONG	Mid 50's	Denmark	Jul. 04	Plus options
ENSCO 72	Hitachi K1025N	225	Shipyard		Netherlands	Mar. 04
ENSCO 80	MLT Enhn. 116-C	225	ConocoPhillips	High 40's	UK	Jul. 04	Market rate, plus options
ENSCO 85	MLT 116-C	225	Available		Netherlands	Mar. 04
ENSCO 92	MLT 116-C	225	Gaz de France	Mid 40's	Netherlands	Mar. 04
ENSCO 101	KFELS MOD V	400	DONG	Low 70's	Denmark	Jul. 04	Well to well
Africa
ENSCO 100	MLT-150-88	350	ENI/Agip	Low 70's	Nigeria	Apr. 04
Asia Pacific
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 50's	India	Dec. 04	Plus options
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 05	Plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Low 50's	Malaysia	Jun. 04	Plus options
ENSCO 53	F&G 780 Mod II	300	Committed		Qatar	Nov. 04	Late Mar. 04 to Ras Gas Qatar, mid 50's, plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Low 50's	Qatar	Feb. 05
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 60's	Australia	Aug. 04	Rate increases Apr. to high 60's, mid May to mid 70's; next expect to work to Oct. 04, mid 70's
ENSCO 57	F&G 780 Mod II	300	Murphy	Mid 50's	Malaysia	Nov. 04	Plus options
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jul. 05	Plus options
ENSCO 96	Hitachi C-250	250	Shell	High 40's	Qatar	Oct. 04	Plus options
ENSCO 97	MLT 82-SD-C	250	Qatar Petroleum	Low 50's	Qatar	Nov. 05	Plus options
ENSCO 102	KFELS MOD V-A	400	Shell	High 70's	Malaysia	Mar. 04	Mid Apr. to Esso/Origin, Australia until Sep. 04, plus options, high 80's
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 90's	E. Timor	Jan. 05	Plus options
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Q4 04
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Q4 05

ENSCO I	Barge Rig		TOTAL	Low 40's	Indonesia	Apr. 04	Expect 3 yr. extension until Mar. 07, mid 40's
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	Mid 80's	Trinidad	Sep. 04	Plus options
ENSCO II	Barge Rig		Shell	Low 40's	Lake Maracaibo	May 04	Assignment from ChevronTexaco
ENSCO III	Barge Rig		Available		Lake Maracaibo	Mar. 04
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Mar. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo